SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  July 29, 2004

LKQ CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	000-50404	36-4215970
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

120 North LaSalle Street, Suite 3300

Chicago, IL  60602

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code:  (312) 621-1950

N/A

(Former name or former address, if changed since last report)

Item 7.   Financial Statements and Exhibits.

(c)           Exhibits.

Exhibit Number	Description of Exhibit
99.1	Press Release, dated July 29, 2004, of LKQ Corporation, announcing its second quarter 2004 earnings.

Item 12.  Results of Operations and Financial Condition.

On July 29, 2004, LKQ Corporation issued a Press Release announcing its second quarter 2004 earnings.  The Press Release is incorporated herein by reference and is included as Exhibit 99.1 to this Current Report on Form 8-K.

This information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”), or otherwise subject to the liability of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such filing.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 29, 2004
LKQ Corporation

	By:	/s/ MARK T. SPEARS
Mark T. Spears
Senior Vice President and Chief Financial
Officer